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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     September 28, 1998
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                            RAMSAY HEALTH CARE, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                0-13849                63-087532
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       (State or Other          (Commission             (IRS Employer
       Jurisdiction of          File Number)          Identification No.)
       Incorporation)


    Columbus Center                                          33134
    One Alhambra Plaza, Suite 750                            -----
    Coral Gables, Florida                                  (Zip Code)
    ---------------------------------------
    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (305) 569-6993
                                                     --------------

                                (Not applicable)
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)










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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On September 28, 1998 the Registrant, Michigan Psychiatric Services, Inc., a Michigan corporation and wholly-owned subsidiary of the Registrant ("Michigan"), and Havenwyck Hospital, Inc., a Michigan corporation and wholly-owned subsidiary of Michigan ("Havenwyck"), consummated a sale/leaseback transaction whereby the Registrant and Michigan sold the land, buildings and fixed equipment of Havenwyck located in Auburn Hills, Michigan (the "Havenwyck Facility"), to Capstone Capital Corporation, a Maryland corporation ("Capstone"), for the land, buildings and fixed equipment of the Registrant's leased Desert Vista Hospital facility located in Mesa, Arizona and $1,300,000 in cash. In connection with the sale/leaseback, the Registrant has agreed to lease the Havenwyck Facility over a term of approximately twelve (12) years, with current annual minimum lease payments of $1,263,000. No material relationships exist between Capstone, its affiliates, officers or directors, and the Registrant, its affiliates, officers or directors.


         The determination of the consideration for the sale/leaseback was based on arms length negotiations between the Registrant and Capstone.


         On September 28, 1998, (i) Carolina Treatment Center, Inc., a South Carolina corporation, Houma Psychiatric Hospital, Inc., a Louisiana corporation, Mesa Psychiatric Hospital, Inc., an Arizona corporation, The Haven Hospital, Inc., a Delaware corporation,




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Transitional Care Ventures (Arizona), Inc., a Delaware corporation, and
Transitional Care Ventures (North Texas), Inc., a Delaware corporation, each a direct or indirect wholly-owned subsidiary of the Registrant (collectively, the "Sellers"), completed the sale of substantially all of the assets and business of each of the Sellers (collectively, the "Facilities") to Charter Behavioral Health System, LLC, a Delaware limited liability company and its affiliates ("Charter"), and Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership ("Crescent"; together with Charter, the "Purchasers") and
(ii) the Registrant completed the sale of all of the issued and outstanding shares of common stock, $.01 par value per share (the "Shares") of Ramsay Contract Services, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant, to Charter. No material relationships exist between the Purchasers, their respective affiliates, officers or members, and the Registrant, its affiliates, officers or directors.


         The purchase price for the Facilities and the Shares was $13,500,000, in cash, subject to certain post-closing adjustments. Further information concerning the sale of the Facilities and the Shares is contained in the Registrant's press release dated September 30, 1998 (see Exhibit 99.1 hereto), which press release is incorporated herein by reference.



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         The determination of the consideration for the sale of the Facilities and the Shares was based on arms length negotiations between the Registrant and the Purchasers.

         On September 30, 1998, Psychiatric Institute of West Virginia, Inc., a Virginia corporation and indirect wholly-owned subsidiary of the Registrant ("PIWV"), completed the sale of substantially all of the assets and business of PIWV (the "Chestnut Ridge Facility") to West Virginia University Hospitals, Inc., a West Virginia private non-stock, non profit corporation ("WVUH"). The Chestnut Ridge Facility was engaged in the operation of Chestnut Ridge Hospital. No material relationships exist between WVUH, its affiliates, officers or members, and the Registrant, its affiliates, officers or directors.

         The purchase price for the Chestnut Ridge Facility was $14,800,000, in cash, subject to certain post-closing adjustments. Further information concerning the sale of the Chestnut Ridge Facility is contained in the Registrant's press release dated October 2, 1998 (see Exhibit 99.2 hereto), which press release is incorporated herein by reference.

         The determination of the consideration for the sale of the Chestnut Ridge Facility was based on arms length negotiations between the Registrant and WVUH.

         The net proceeds from these sales were used by the Registrant to prepay a portion of its outstanding indebtedness.




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (b) Pro Forma Financial Information:

               The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date by which this report must filed.

         (c) Exhibit Index:



     2.9 Purchase Agreement dated as of June 24, 1998 among Charter
         Behavioral Health Systems, LLC, the Company, Carolina Treatment
         Center, Inc., Houma Psychiatric Hospital, Inc., Mesa Psychiatric
         Hospital, Inc., RHCI San Antonio, Inc., The Haven Hospital, Inc.,
         Transitional Care Ventures (Arizona), Inc., Transitional Care Ventures
         (North Texas), Inc. and Transitional Care Ventures (Texas), Inc.
         Pursuant to Reg. S- K, Item 601(b)(2), the Company agrees to furnish a copy of the Disclosure Schedules and attachments to such Agreement to the Commission upon request............................................

    2.10 Purchase and Sale Contract dated as of June 25, 1998 among
         Charter Behavioral Health Systems, LLC, Carolina Treatment Canter,
         Inc. and Mesa Psychiatric Hospital, Inc. Pursuant to Reg. S- K, Item
         601(b)(2), the Company agrees to furnish a copy of the Disclosure
         Schedules and attachments to such Agreement to the Commission upon request................................................................

    2.11 Purchase and Sale Contract dated as of June 26, 1998 among
         Crescent Real Estate Equities Limited Partnership and The Haven
         Hospital, Inc. Pursuant to Reg. S- K, Item 601(b)(2), the Company
         agrees to furnish a copy of the Disclosure Schedules and attachments to such Agreement to the Commission upon request.......................

    2.12 Asset Purchase Agreement dated as of July 2, 1998 among West
         Virginia University Hospitals, Inc., Psychiatric Institute of West
         Virginia, Inc. and the Company. Pursuant to Reg. S- K, Item 601(b)(2),
         the Company agrees to furnish a copy of the Disclosure Schedules and attachments to such Agreement to the Commission upon request...........

    2.13 Amendment No. 1 dated as of September 28, 1998 Purchase Agreement dated as of June 24, 1998 among Charter Behavioral Health Systems,
         LLC, the Company, Carolina Treatment Canter, Inc., Houma Psychiatric
         Hospital, Inc., Mesa Psychiatric Hospital, Inc., RHCI San Antonio,
         Inc., The Haven Hospital, Inc., Transitional Care Ventures (Arizona),
         Inc., Transitional Care Ventures (North Texas), Inc. and Transitional
         Care Ventures (Texas), Inc.............................................

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
  2.14   Agreement of Sale and Purchase dated as of September 28, 1998 by and among Havenwyck Hospital, Inc., Michigan Psychiatric Services,
         Inc. and Capstone Capital Corporation. Pursuant to Reg. S- K, Item
         601(b)(2), the Company agrees to furnish a copy of the Disclosure
         Schedules and attachments to such Agreement to the Commission upon request...............................................................

  10.116 Lease Agreement dated as of September 28, 1998 between Capstone
         Capital Corporation and Havenwyck Hospital, Inc.......................


  10.117 Guaranty of Obligations Pursuant to Lease Agreement described in Exhibit 10.116 above dated as of September 28, 1998 by the Company in favor of Capstone Capital Corporation..............................

  99.1   Press Release of Registrant dated September 30, 1998 .................

  99.2   Press Release of Registrant dated October 2, 1998 ....................


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RAMSAY HEALTH CARE, INC.


Date: October 9, 1998               By   /s/ Marcio C. Cabrera
                                    ------------------------------------------
                                    Name:  Marcio C. Cabrera
                                    Title: Executive Vice President and
                                           Chief Financial Officer